[COVER PAGE]


October 31, 1997


                                    PHOENIX
                                          FUNDS


                                SEMIANNUAL REPORT




                                                       o Phoenix California
                                                         Tax Exempt Bonds, Inc.




[LOGO] PHOENIX
       DUFF & PHELPS

Chairman's Message

Dear Fellow Shareholder,

     We're pleased to provide this report for the California Tax Exempt Bonds Fund for the six months ended October 31, 1997. This has been a remarkable time for the financial markets, particularly in terms of market volatility.

     During market extremes, your most important asset may be your financial adviser. Managing your investments in changing markets can be challenging, and your financial adviser knows some time-tested strategies that can help.

     Rebalancing your portfolio is one strategy to reduce risk. As the stock market has moved higher, your equity investments may have increased in value so that now they represent a higher percentage of your total portfolio than you originally intended. Your financial adviser may recommend a shift in asset allocation to bring your portfolio back in line with your investment goals and risk tolerance.

     Diversifying your portfolio can smooth the effects of volatility. Spreading your investments across a broad mix of securities, such as stocks and bonds, reduces risk. You can also diversify by investment style. For example, you may choose to balance an investment in growth stocks with a fund that focuses on value-oriented stocks.

     Dollar-cost averaging takes advantage of market fluctuations. In a systematic savings plan, you'll buy fewer shares when prices are high and more when prices fall. Periodic investments don't ensure a profit, however, and you should consider your ability to continually make purchases.

     On behalf of Phoenix Funds, I want to thank you for investing with us and assure you that we will continue to work hard to help you meet your investment needs.


                                  Sincerely,


                                  /s/ Philip R. McLoughlin


                                  Philip R. McLoughlin
                                  President and Chairman
                                  Phoenix Funds

                   PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.


INVESTOR PROFILE

     Phoenix California Tax Exempt Bonds Fund is designed for California residents seeking to minimize federal and California state income taxes. Income from the Fund may be subject to state and local taxes and the alternative minimum tax, if applicable. The Fund's focus is on issues that emphasize high quality and yield.


INVESTMENT ADVISER'S REPORT

     For the six months ended October 31, Phoenix California Tax Exempt Bonds Fund Class A shares returned 6.26% and Class B shares earned 5.85% compared with 6.82% for the Lehman Brothers California Municipal Bond Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     The outlook for California remains positive as its economy continues to rebound. The state has experienced healthy employment growth over the past two years, which has helped improve its financial profile. Although economic conditions are better, the state is still considered to be in a restructuring process. Some cities and counties remain in various stages of recovery, making issue selection very important.

     Interest rates on long municipal bonds declined during the reporting period as inflation stayed subdued while the economy continued to grow at a slow pace. The Fund's emphasis on noncallable bonds and lower-coupon issues contributed positively to performance during this falling rate environment.

     Results were also helped by our holdings of California government obligation bonds, and bonds backed by the state. However, performance was limited by its overweighting in "AAA"-rated issues, which made up 71% of the portfolio. High-quality credits significantly underperformed California municipal bonds rated "A" or lower during the last six months.


OUTLOOK

     Credit quality spreads continue to be at historically narrow levels, indicating investors are not getting fairly compensated for the risks inherent in lower-rated issues. Our current strategy is to continue to emphasize high-quality "essential service" credits, such as municipal water and sewer issues, since they provide the highest level of credit protection.





*The Lehman Brothers California Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade, California tax-exempt municipal bond total return performance.

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1997
                                  (Unaudited)


                                     STANDARD   PAR
                                     & POOR'S   VALUE
                                      RATING    (000)     VALUE
                                    ---------- -------- -----------
MUNICIPAL TAX-EXEMPT BONDS--96.5%
Certificates of Participation/Lease Revenue--7.0%
  Anaheim Public Funding
    Series C 6%, 9/1/16 (FSA
    Insured)  ..................... AAA         $2,600   $2,854,202
  Orange County Recovery
    COP 5.80%, 7/1/16
    (MBIA Insured)  ............... AAA          1,500    1,568,415
  San Francisco Building
    Authority Civic Center A
    6%, 12/1/09 (AMBAC
    Insured)  ..................... AAA          2,000    2,225,100
  San Mateo County Revenue
    5.125%, 7/1/18 (MBIA
    Insured)  ..................... AAA          1,000      993,000
                                                         ----------
Total Certificates of Participation/
 Lease Revenue   ....................................     7,640,717
                                                         ----------
General Obligations--8.1%
  California State G.O. 5.50%,
    4/1/08 (MBIA Insured) ......... AAA          1,500    1,599,735
  Central School District G.O.
    7.05%, 5/1/16   ............... A(b)         1,000    1,087,560
  Pomona School District G.O.
    Series C 5.60%, 8/1/12
    (MBIA Insured)  ............... AAA          1,500    1,605,660
  Puerto Rico Commonwealth
    G.O. 5.375%, 7/1/06   ......... A            2,000    2,096,800
  Walnut Valley United School
    District 0%, 8/1/19 (MBIA
    Insured)  ..................... AAA          8,480    2,436,219
                                                         ----------
Total General Obligations ...........................     8,825,974
                                                         ----------
Healthcare--6.3%
  California Health Facilities
    7.30%, 11/1/20 (CA
    Mortgage Insurance)   ......... A+           1,400    1,518,216
  California Health Facilities
    6.25%, 7/1/22   ............... A+           1,500    1,571,895
  Grass Valley Hospital
    7.25%, 4/1/19 (CA
    Mortgage Insurance)   ......... A+           2,000    2,102,840
  San Bernardino School
    Health Care, Sisters of
    Charity 7%, 7/1/21 ............ AA           1,500    1,666,605
                                                         ----------
Total Healthcare ....................................     6,859,556
                                                         ----------


                                     STANDARD    PAR
                                     & POOR'S   VALUE
                                      RATING    (000)      VALUE
                                    ---------- -------- -----------
Housing Revenue--3.3%
  California Housing
    Financing Agency Series
    A 7.75%, 8/1/17 (FHA
    Insured)  ..................... AA-         $  330   $  346,764
  California Housing Financing
    Agency Series C 7.20%,
    8/1/17 (FHA Insured)  ......... AA-            550      572,726
  California Housing
    Financing Agency Series
    D 7.25%, 8/1/17 (FHA
    Insured)  ..................... AA-            510      540,937
  L.A. Community
    Redevelopment Agency
    Series A 6.55%, 1/1/27
    (AMBAC Insured) ............... AAA          2,000    2,148,860
                                                         ----------
Total Housing Revenue  ..............................     3,609,287
                                                         ----------
Pre-Refunded Revenue--28.1%
  Covina Redevelopment
    Agency 8.80%, 1/1/08  ......... NR           1,200    1,482,168
  Hayward Hospital Revenue
    (St. Rose Hosp.) 10%,
    10/1/04   ..................... AAA            510      606,415
  Huntington Park
    Redevelopment Agency
    8%, 12/1/19 (FHA
    Insured)  ..................... AAA          2,400    3,269,064
  L.A. Harbor Department
    7.60%, 10/1/18  ............... AAA          1,000    1,279,460
  Northern California Hydro
    Electric 7.50%, 7/1/23
    (AMBAC Insured) ............... AAA            195      249,190
  Orange County Water
    District COP 7%, 8/15/15 ...... AAA          1,000    1,094,570
  Pasadena COP 6.75%,
    8/1/15 ........................ AAA(b)       2,000    2,174,340
  Puerto Rico Electric Power
    7%, 7/1/21   .................. AAA(b)       2,500    2,791,250
  Puerto Rico Highway
    Revenue Pre-refunded
    Series T 6.625%, 7/1/18  ...... AAA            200      223,224
  Puerto Rico Highway
    Revenue Refunded Series
    T 6.625%, 7/1/18   ............ AAA(b)         800      892,896
  Puerto Rico Public Buildings
    Series L 6.875%, 7/1/21  ...... AAA          3,170    3,571,322


                        See Notes to Financial Statements

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------


                                     STANDARD   PAR
                                     & POOR'S   VALUE
                                      RATING    (000)      VALUE
                                    ---------- -------- -------------
Pre-Refunded Revenue--continued
  Redlands COP Series C 7%,
    12/1/22 (MBIA Insured)   ...... AAA         $1,000   $  1,102,050
  Riverside County 8.625%,
    5/1/16 (GNMA
    Collateralized) ............... AAA            700        940,058
  Riverside County 7.80%,
    5/1/21 (GNMA
    Collateralized) ............... AAA          4,000      5,225,520
  San Bernardino COP Series
    B 7%, 8/1/28 .................. AAA          2,200      2,456,696
  San Gabriel Valley Schools
    Financing 7.20%, 7/1/19  ...... NR           1,200      1,283,304
  Torrance Hospital COP
    7.10%, 12/1/15  ............... AAA          1,745      1,976,230
                                                         ------------
Total Pre-Refunded Revenue   ........................      30,617,757
                                                         ------------
Tax Revenue--9.5%
  Culver City Redevelopment
    Agency 4.60%, 11/1/20
    (AMBAC Insured) ............... AAA          4,500      3,990,960
  L.A. County Sales Tax 7%,
    7/1/19 ........................ AA-          2,500      2,650,250
  L.A. County Transit
    Authority Series A 5%,
    7/1/21 (FGIC Insured) ......... AAA          1,500      1,414,575
  San Francisco
    Redevelopment Agency
    4.75%, 8/1/18 (FGIC
    Insured)  ..................... AAA          1,100      1,008,689
  San Pablo Redevelopment
    5%, 12/1/13 (FGIC
    Insured)  ..................... AAA          1,250      1,237,488
                                                         ------------
Total Tax Revenue   .................................      10,301,962
                                                         ------------
Transportation Revenue--1.3%
  Riverside Public Financing
    Authority 7.80%, 2/1/08  ...... Baa(b)         360        366,095
  San Francisco Airport
    Revenue 6.25%, 5/1/10
    (FGIC Insured)  ............... AAA          1,000      1,081,800
                                                         ------------
Total Transportation Revenue ........................       1,447,895
                                                         ------------
Utility Revenue--32.9%
  California Department of
    Water Resources 5%,
    12/1/15   ..................... AA           1,375      1,342,825
  Chino Basin Funding
    Authority Revenue 5.90%,
    8/1/11 (AMBAC Insured)  ....... AAA          2,000      2,185,080


                                     STANDARD    PAR
                                     & POOR'S   VALUE
                                      RATING    (000)       VALUE
                                    ---------- -------- -------------
Utility Revenue--continued
  Contra Costa Water District
    Series G 5.75%, 10/1/14
    (MBIA Insured)  ............... AAA         $3,100   $  3,243,251
  Delta Diablo Sanitation
    District 0%, 12/1/16
    (MBIA Insured)  ............... AAA          1,070        379,529
  Irvine Ranch Water District
    7.80%, 2/15/08  ............... A+           1,500      1,515,285
  Irvine Ranch Water District
    8.25%, 8/15/23  ............... A+           2,000      2,063,160
  L.A. Wastewater Series D
    4.70%, 11/1/17 (FGIC
    Insured) (c) .................. AAA          7,000      6,388,550
  Metropolitan Water District
    Series C 5%, 7/1/27   ......... AA           2,500      2,388,775
  MSR Public Power Agency
    6.75%, 7/1/20 (MBIA
    Insured)  ..................... AAA          1,500      1,809,900
  Puerto Rico Electric Power
    Authority Series N 6%,
    7/1/10 ........................ BBB+         1,500      1,517,955
  Sacramento Cogeneration
    Project 6.375%, 7/1/10   ...... BBB-         1,000      1,083,600
  Sacramento Flood Control
    Agency 5.375%, 10/1/15
    (FGIC Insured)  ............... AAA          1,000      1,006,710
  Sacramento Municipal Utility
    District Revenue 5.75%,
    1/1/11 (MBIA Insured) ......... AAA          3,500      3,667,020
  Sacramento Municipal Utility
    District Series K 5.75%,
    7/1/18 (AMBAC Insured)  ....... AAA          1,500      1,597,770
  Sacramento Utility District
    Electric Series G 4.75%,
    9/1/21 (MBIA Insured) ......... AAA          1,000        910,880
  San Francisco City & County
    Public Utility 5%,
    11/1/15   ..................... AA-          2,000      1,960,260
  Southern California Public
    Power Authority 5.50%,
    7/1/20 ........................ A              915        912,603
  Southern California Public
    Power Series A 4.875%,
    7/1/20 (AMBAC Insured)  ....... AAA          2,000      1,846,300
                                                         ------------
Total Utility Revenue   ...............................    35,819,453
                                                         ------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
 (Identified cost $97,035,714)  .......................   105,122,601
                                                         ------------


                       See Notes to Financial Statements

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------


                                  STANDARD   PAR
                                  & POOR'S   VALUE
                                   RATING    (000)     VALUE
                                 ---------- -------- ----------
SHORT-TERM OBLIGATIONS--1.8%
Commercial Paper--1.8%
  Preferred Receivables Funding
    Corp. 5.70%, 11/3/97  ...... A-1        $1,985   $1,984,371
                                                     ----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $1,984,371).....................    1,984,371
                                                     ----------


                                                       VALUE
                                                    ------------
TOTAL INVESTMENTS--98.3%
 (Identified cost $99,020,085)  ................    $  107,106,972(a)
 Cash and receivables, less liabilities--1.7%...         1,786,015
                                                    --------------
NET ASSETS--100.0%  ............................    $  108,892,987
                                                    ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,113,986 and gross depreciation of $27,099 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $99,020,085.
(b) As rated by Moody's, Duff & Phelps or Fitch.
(c) Segregated as collateral for futures contracts.


At October 31, 1997, 57.9% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows:
MBIA, 17.7%; AMBAC, 13.1%; and, FGIC, 11.1%


At October 31, 1997, the concentration of the Fund's investments by state, determined as a percentage of total investments, is as follows:

     California   88%
     Puerto Rico  10%
     Other        2%


                        See Notes to Financial Statements

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997
                                  (Unaudited)


Assets
Investment securities at value
  (Identified cost $99,020,085)                         $107,106,972
Cash                                                           1,915
Receivables
 Fund shares sold                                              8,622
 Interest                                                  1,990,125
                                                        ------------
  Total assets                                           109,107,634
                                                        ------------
Liabilities
Payables
 Variation margin for futures contracts                        4,687
 Fund shares repurchased                                       2,425
 Dividend distributions                                       70,107
 Investment advisory fee                                      41,753
 Distribution fee                                             24,052
 Transfer agent fee                                           10,809
 Financial agent fee                                           6,964
 Directors' fee                                                4,200
Accrued expenses                                              49,650
                                                        ------------
  Total liabilities                                          214,647
                                                        ------------
Net Assets                                              $108,892,987
                                                        ============
Net Assets Consist of:
Capital paid in on shares of common stock               $100,362,534
Undistributed net investment loss                           (139,658)
Accumulated net realized gain                                666,193
Net unrealized appreciation                                8,003,918
                                                        ------------
Net Assets                                              $108,892,987
                                                        ============
Class A
Shares of common stock outstanding, $0.01 par value,
  250,000,000 shares authorized
  (Net Assets $107,537,905)                                8,157,380

Net asset value per share                               $      13.18
Offering price per share
  $13.18/(1-4.75%)                                      $      13.84

Class B
Shares of common stock outstanding, $0.01 par value,
  250,000,000 shares authorized
  (Net Assets $1,355,082)                                    102,756

Net asset value and offering price per share            $      13.19


                            STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED OCTOBER 31, 1997
                                  (Unaudited)


Investment Income
Interest                                                 $3,293,569
                                                         ----------
  Total investment income                                 3,293,569
                                                         ----------
Expenses
Investment advisory fee                                     251,403
Distribution fee--Class A                                   138,012
Distribution fee--Class B                                     6,626
Financial agent fee                                          41,337
Transfer agent                                               37,850
Professional                                                 27,400
Printing                                                     22,455
Registration                                                 16,174
Directors                                                    10,908
Custodian                                                     6,550
Miscellaneous                                                 6,018
                                                         ----------
  Total expenses                                            564,733
                                                         ----------
Net investment income                                     2,728,836
                                                         ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             697,863
Net realized loss on futures contracts                      (44,769)
Net change in unrealized appreciation (depreciation)
  on investments                                          3,345,698
                                                         ----------
Net gain on investments                                   3,998,792
                                                         ----------
Net increase in net assets resulting from
  operations                                             $6,727,628
                                                         ==========


                       See Notes to Financial Statements

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                            Six Months
                                                                                              Ended
                                                                                         October 31, 1997       Year Ended
                                                                                           (Unaudited)        April 30, 1997
                                                                                         ------------------   ---------------
From Operations
 Net investment income                                                                     $   2,728,836      $  5,937,898
 Net realized gain                                                                               653,094         1,037,792
 Net change in unrealized appreciation (depreciation)                                          3,345,698          (395,154)
                                                                                           -------------      ------------
 Increase in net assets resulting from operations                                              6,727,628         6,580,536
                                                                                           -------------      ------------
From Distributions to Shareholders
 Net investment income--Class A                                                               (2,741,602)       (5,878,203)
 Net investment income--Class B                                                                  (27,963)          (59,695)
 Net realized gains--Class A                                                                           0          (778,981)
 Net realized gains--Class B                                                                           0            (9,332)
 In excess of net investment income--Class A                                                           0           (20,400)
 In excess of net investment income--Class B                                                           0              (207)
                                                                                           -------------      ------------
 Decrease in net assets from distributions to shareholders                                    (2,769,565)       (6,746,818)
                                                                                           -------------      ------------
From Share Transactions
Class A
 Proceeds from sales of shares (1,328,110 and 5,230,522 shares, respectively)                 17,302,297        67,136,755
 Net asset value of shares issued from reinvestment of distributions
  (91,540 and 228,498 shares, respectively)                                                    1,198,278         2,940,319
 Cost of shares repurchased (1,857,056 and 5,775,597 shares, respectively)                   (24,231,768)      (74,366,195)
                                                                                           -------------      ------------
Total                                                                                         (5,731,193)       (4,289,121)
                                                                                           -------------      ------------
Class B
 Proceeds from sales of shares (8,088 and 32,053 shares, respectively)                           106,229           412,944
 Net asset value of shares issued from reinvestment of distributions (1,120 and 2,791
  shares, respectively)                                                                           14,673            35,912
 Cost of shares repurchased (13,250 and 26,537 shares, respectively)                            (171,690)         (340,933)
                                                                                           -------------      ------------
Total                                                                                            (50,788)          107,923
                                                                                           -------------      ------------
 Decrease in net assets from share transactions                                               (5,781,981)       (4,181,198)
                                                                                           -------------      ------------
 Net decrease in net assets                                                                   (1,823,918)       (4,347,480)
Net Assets
 Beginning of period                                                                         110,716,905       115,064,385
                                                                                           -------------      ------------
 End of period (including undistributed net investment loss and distributions
  in excess of net investment income of ($139,658) and ($98,929), respectively)            $ 108,892,987      $110,716,905
                                                                                           =============      ============


                        See Notes to Financial Statements

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                                  Class A
                                              -------------------------------------------------------------------------------------
                                                Six Months
                                                   Ended
                                                 10/31/97
                                                (Unaudited)       1997          1996            1995           1994         1993
                                              --------------   ---------    -----------     -----------     ----------   ----------
Net asset value, beginning of period               $12.72        $12.77         $12.63          $13.03         $13.64       $13.20
Income from investment operations
 Net investment income                               0.32          0.66           0.67            0.71           0.80         0.81
 Net realized and unrealized gain (loss)             0.47          0.04           0.20            0.05          (0.53)        0.51
                                                ----------     ---------     ----------      ----------      ---------    ---------
  Total from investment operations                   0.79          0.70           0.87            0.76           0.27         1.32
                                                ----------     ---------     ----------      ----------      ---------    ---------
Less distributions
 Dividends from net investment income               (0.33)        (0.66)         (0.67)          (0.76)         (0.76)       (0.80)
 In excess of net investment income                    --            --          (0.01)             --             --           --
 Dividends from net realized gains                     --         (0.09)         (0.03)          (0.31)         (0.12)       (0.08)
 In excess of accumulated net realized gains           --            --          (0.02)          (0.09)            --           --
                                                ----------     ---------     ----------      ----------      ---------    ---------
  Total distributions                               (0.33)        (0.75)         (0.73)          (1.16)         (0.88)       (0.88)
                                                ----------     ---------     ----------      ----------      ---------    ---------
 Change in net asset value                           0.46         (0.05)          0.14           (0.40)         (0.61)        0.44
                                                ----------     ---------     ----------      ----------      ---------    ---------
Net asset value, end of period                     $13.18        $12.72         $12.77          $12.63       $  13.03       $13.64
                                                ==========     =========     ==========      ==========      =========    =========
Total return(1)                                      6.26%(3)      5.56%          6.92%           6.34%          1.80%       10.38%
Ratios/supplemental data:
Net assets, end of period (thousands)            $107,538      $109,358       $113,806        $117,370       $131,365     $147,760
Ratio to average net assets of:
 Operating expenses                                  1.00%(2)      0.93%          0.99%           0.93%          0.85%        0.90%
 Net investment income                               4.89%(2)      5.13%          5.15%           5.63%          5.82%        6.00%
Portfolio turnover                                      7%(3)        17%            20%             51%            25%          25%




                                                                             Class B
                                               ------------------------------------------------------------------
                                                  Six Months                                            From
                                                     Ended                                            Inception
                                                   10/31/97              Year Ended April 30,         7/26/94 to
                                                  (Unaudited)            1997            1996           4/30/95
                                               -----------------      ----------     -----------     ------------
Net asset value, beginning of period                $12.73              $12.77          $12.63          $13.04
Income from investment operations
 Net investment income                                0.27                0.56            0.56(4)         0.48
 Net realized and unrealized gain                     0.47                0.05            0.20            0.01
                                               ----------------       ----------    ------------    -----------
  Total from investment operations                    0.74                0.61            0.76            0.49
                                               ----------------       ----------     ------------    -----------
Less distributions
 Dividends from net investment income                (0.28)              (0.56)          (0.56)          (0.50)
 In excess of net investment income                     --                  --           (0.01)             --
 Dividends from net realized gains                      --               (0.09)          (0.03)          (0.31)
 In excess of accumulated net realized gains            --                  --           (0.02)          (0.09)
                                               ----------------       ----------     ------------    -----------
  Total distributions                                (0.28)              (0.65)          (0.62)          (0.90)
                                               ----------------       ----------     ------------    -----------
 Change in net asset value                            0.46               (0.04)           0.14           (0.41)
                                               ----------------       ----------     ------------    -----------
Net asset value, end of period                      $13.19              $12.73          $12.77          $12.63
                                               ================       ==========     ============    ===========
Total return(1)                                       5.85%(3)            4.84%           6.10%           4.10%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)               $1,355              $1,359          $1,258            $460
Ratio to average net assets of:
 Operating expenses                                   1.75%(2)            1.68%           1.78%           1.55%(2)
 Net investment income                                4.15%(2)            4.37%           4.32%           4.90%(2)
Portfolio turnover                                       7%(3)              17%             20%             51%



(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.


                       See Notes to Financial Statements

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix California Tax Exempt Bonds, Inc. (the "Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Directors.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable and tax exempt income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Futures contracts:

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of the portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.45% of the average daily net assets of the Fund for the first $1 billion.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997 (Continued) (Unaudited)

$3,797 for Class A shares and deferred sales charges of $5,945 for Class B shares for the six months ended October 31, 1997. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the six months ended October 31, 1997, $18,180 was earned by the Distributor, $126,360 was paid to unaffiliated participants, and $98 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Fund, PEPCO receives a fee for bookkeeping, administration and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust as sub-transfer agent. For the six months ended October 31, 1997, transfer agent fees were $37,850 of which PEPCO retained $11,032, which is net of fees paid to State Street.

     At October 31, 1997, PHL and affiliates held 209 Class A shares and 9,708 Class B shares of the Fund with a combined value of $130,804.

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities, excluding short-term securities and futures, for the six months ended October 31, 1997, aggregated $7,689,283 and $12,538,508, respectively. There were no purchases or sales of long-term U.S. Government securities.

     At October 31, 1997, the Fund had entered into futures contracts as follows:


                            Value of
                Number      Contracts     Market         Net
                  of          when       Value of     Unrealized
Description    Contracts     Opened      Contracts    Depreciation
-------------- ----------- ------------ ------------ -------------
U.S. Treasury
December '97
  (Short)         15       $1,694,062   $1,777,031     $(82,969)


4. ASSET CONCENTRATION

     There are certain risks arising from the Fund's concentration in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.





      This report is not authorized for distribution to prospective investors in the Phoenix California Tax Exempt Bonds, Inc. unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

PHOENIX CALIFORNIA
TAX EXEMPT BONDS, INC.

101 Munson Street
Greenfield, Massachusetts 01301


Directors

C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.


Officers

Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
James D. Wehr, Senior Vice President
Timothy M. Heaney, Vice President
William E. Keen, III, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary


Investment Adviser

National Securities & Research Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480


Principal Underwriter

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200


Transfer Agent

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200


Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101


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[BACK COVER]


                                                          -------------------
Phoenix Funds                                               BULK RATE MAIL
PO Box 2200                                                  U.S. POSTAGE
Enfield CT 06083-2200                                           PAID
                                                            SPRINGFIELD, MA
                                                            PERMIT NO. 444
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